SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2025

ULIXE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-252505	85-3978107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8 The Green, #20901

Dover, Delaware 19901

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (307) 316-8780

____________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

Effective October 14, 2025, Warpspeed Italy S.r.l. (“Warpspeed Italy”), a wholly-owned subsidiary of Ulixe Corp. (the “Company”), entered into an Agreement for the Transfer of Limited Liability Company Shares (the “Transfer Agreement”), by and between Warpspeed Italy and Ulixe Holding, GmbH (“Ulixe Holding”). Ulixe Holding is the parent company and sole shareholder of Ulixe One Corp., the majority shareholder of the Company and is the parent company and sole equity holder of Ulixe Italy, S.r.l. (“Ulixe Italy”). Pursuant to the Transfer Agreement, Warpspeed Italy will acquire all the outstanding equity interests of Ulixe Italy from Ulixe Holding in consideration of the payment of the purchase price of €3,150,000 (the “Purchase Price”). See Item 2.01 of this Current Report on Form 8-K for additional information regarding the foregoing transaction.

Item 2.01Completion of Acquisition or Disposition of Assets.

Effective as of October 16, 2025, the parties to the Transfer Agreement completed the transactions contemplated thereby through the registration of the Transfer Agreement with the Italian Company Register and Warpspeed Italy was registered as the sole holder of the equity interests of Ulixe Italy. Pursuant to the Transfer Agreement, the Purchase Price will be paid by Warpspeed Italy over time, with final payment due on December 31, 2027. In accordance with administrative procedures applicable under Italian law, it is intended that Warpspeed Italy will merge with and into Ulixe Italy, with Ulixe Italy surviving the transaction as a wholly owned subsidiary of the Company. Consummation of the merger of Warpspeed Italy with and into Ulixe Italy is expected to be effective approximately forty-five (45) days from the date of the Transfer Agreement.

About Ulixe Italy

Ulixe Italy is a holding company owned by Ulixe Holding GmbH (“Ulixe Holding”), which currently operates an IT consulting and services business in Europe through a group of subsidiaries directly owned by Ulixe Italy. Through its operating subsidiaries, Ulixe Italy provides IT consulting and services specializing in custom software development, system integration, and digital transformation solutions for businesses. Ulixe Italy’s operating subsidiaries are Dale Consulting S.r.l., Ulixe Nova S.r.l., ScientificWare S.r.l., and Gimagest S.r.l. Dale Consulting is an IT company that provides strategic consulting and innovative solutions to core banking clients, with deep expertise in ICT services, data security, and regulatory compliance. Ulixe Nova is a software development and IT consulting company specializing in cloud solutions and the integration of AI and immersive visual technologies. ScientificWare specializes in the design, management, and optimization of critical technological infrastructures for companies operating in highly complex sectors. Gimagest operates in the logistics sector with a focus on automation, technological efficiency, and sustainable initiatives.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report regarding the transactions described herein constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control. Risks and uncertainties for the Company, Ulixe Italy and of the combined companies include, but are not limited to: liquidity and the trading market for the common stock of the Company following the Transaction; costs associated with the Transaction; uncertainties of cash flows and inability to meet working capital needs; and risks associated with the possible failure to realize certain benefits of the Transaction, including future financial, tax, accounting treatment, and operating results.  Many of these factors that will determine actual results are beyond the Company’s ability to control or predict. Other risks and uncertainties will be more fully described in filings that the Company makes and will make with the SEC. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this report speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 2.01 above regarding the payment obligations under the Transfer Agreement is incorporated by reference herein. The foregoing does not constitute a complete and reference is made to the disclosures contained in Item 1.01 hereof and the complete text of the Transfer Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K, which are incorporated by reference herein.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the transactions contemplated by the Transfer Agreement, the Company changed its fiscal year from July 31 to December 31. The Company adopted this change to align its fiscal year with the business of Ulixe Italy, which currently has a December 31 fiscal year. The fiscal year change will be effective immediately with the closing of the Transaction reported in Item 2.01 of this Current Report. The Company will, however, file an Annual Report on Form 10-K for its fiscal year ended July 31, 2025 to report its results of operations and financial position as of such date. Thereafter, it will follow the reporting cycle applicable to entities with a December 31 fiscal year end.

Item 9.01Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements and information required by this Item 9.01(a) will be filed by amendment to this report not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The financial statements and information required by this Item 9.01(b) will be filed by amendment to this report not later than 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement for the Transfer of Limited Liability Company Shares by and between Warpspeed Italy and Ulixe Holding, GmbH. (English Translation)
104	Cover Page Interactive Data File, formatted in inline XBRL.

*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ulixe Corp.

Date:	October 22, 2025	By:	/s/ Vito Di Somma
		Name:	Vito Di Somma
		Title:	President